[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                         MFS(R) UTILITIES FUND
                         ANNUAL REPORT o OCTOBER 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  19
Notes to Financial Statements ............................................  26
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 15, 2002

(1)Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
      Maura A. Shaughnessy

For the 12 months ended October 31, 2002, Class A shares of the fund provided a total return of -27.78%, Class B shares -28.30%, Class C shares -28.38%, and Class I shares -27.56%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with a -36.36% return over the same period for the fund's benchmark, the Standard & Poor's (S&P) Utilities Index. The S&P Utilities Index is a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the S&P 500 Stock Index. During the same period, the average utility fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -26.17%.

Q.  COULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. The areas in which this fund invests, utilities and telecommunications, were two of the worst areas of the market over the period. In addition to having fundamental business problems, those areas became the poster children for what was wrong with American business, as massive fraud was discovered at Enron, WorldCom, and Adelphia.

    In the wake of Enron, credit rating agencies seemed to take a dim view of any company with energy trading exposure and saw those firms as needing significantly more capital than most of them had. This initiated a downward spiral that decimated utilities such as Dynegy, which we sold out of the portfolio, and Mirant. In our view, the rating agencies largely ignored the fact that Enron went bankrupt because of fraud, not because it was in the energy trading or electric generation business.

    In addition, a number of new generating facilities came on line at the same time that a slowing economy lowered electricity demand. This added to the industry's problems by squeezing prices and profits.

    In the telecom area, U.S. wireless firms suffered from intense competition that drove prices down. Similarly, cable firms, which had long been viewed as solid businesses with relatively predictable revenue, were hurt as subscriber growth was less than expected. Regional Bell operating companies (RBOCs), the phone companies created by the breakup of AT&T, were hurt by the slow economy and by competition from newer companies. By the end of the period, however, the RBOCs had aggressively cut costs and improved cash flow. This helped to create a large rally in these stocks in October.

Q.  WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

A. We have tended to follow a barbell strategy. At one end of the barbell are companies that we regard as relatively "safe" but with smaller growth potential. Those were the firms that did well over the period. They were largely utilities with no trading exposure that paid a solid dividend and had a history of slow but steady growth -- holdings such as KeySpan Corp. and Equitable Resources, our largest position at period-end.

    Some of our international stocks also did well, including Snam Rete Gas, an Italian gas pipeline company, and National Grid, a British power transmission and distribution firm that has expanded into the northeastern United States.

    At the other end of the barbell were stocks that we felt had higher growth potential but were perhaps more volatile.

Q.  WERE THOSE THE COMPANIES THAT DETRACTED FROM PERFORMANCE?

A. Yes, many of our more growth-oriented holdings suffered along with their industries. Among our positions with energy trading exposure, we sold out of some stocks at what we felt were relatively good prices; others, including Dynegy and Mirant, hurt performance as they declined sharply.

    In the cable industry, we sold out of our Comcast and Cox positions at, in our view, relatively good prices, but were hurt by the plunge in Charter Communications' stock. Holdings in wireless and wireline phone companies also hurt performance. As mentioned earlier, however, our stocks in regional Bell operating companies such as Verizon and BellSouth began to make up lost ground in October.

Q.  WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

A. In the utilities industry, we think stocks may remain volatile in the near term, due to ongoing concern about credit ratings and about difficulties in the trading and electric generation businesses. We think it may take 12 to 24 months to get those concerns behind us. Accordingly, we have tried to help our investors get paid for waiting by pursuing a more income-focused strategy, emphasizing higher-yielding bonds and convertible bonds. We believe tremendous values exist in many of these mainly regulated utilities, but we think investors will need patience to realize those values.

    In the telecom area, we believe wireline firms have begun to benefit from more favorable government regulation, and we think we may have already seen a market bottom for that industry. In the wireless arena, we expect to see industry consolidation that may make the environment more positive for the remaining players.

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION. PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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FUND FACTS
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OBJECTIVE:             SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME
                       ABOVE THAT AVAILABLE FROM A PORTFOLIO INVESTED ENTIRELY IN EQUITY SECURITIES).

COMMENCEMENT OF
INVESTMENT OPERATIONS: FEBRUARY 14, 1992

CLASS INCEPTION:       CLASS A  FEBRUARY 14, 1992
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C  JANUARY 3, 1994
                       CLASS I   JANUARY 2, 1997

SIZE:                  $1.0 BILLION NET ASSETS AS OF OCTOBER 31, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended October 31, 2002)

                          MFS Utilities Fund          Standard & Poor's
                              - Class A                Utilities Index
        11/92                 $ 9,525                     $10,000
        10/94                  11,381                      10,180
        10/96                  16,505                      14,216
        10/98                  25,925                      19,722
        10/00                  40,157                      27,223
        10/02                  20,963                      13,423

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -27.78%      -34.29%       -1.25%      +120.09%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -27.78%      -13.06%       -0.25%      +  8.21%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -31.21%      -14.46%       -1.22%      +  7.68%
-------------------------------------------------------------------------------------------------------

CLASS B

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -28.30%      -35.70%       -4.78%      +104.19%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -28.30%      -13.69%       -0.98%      +  7.40%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -31.12%      -14.37%       -1.22%      +  7.40%
-------------------------------------------------------------------------------------------------------

CLASS C

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -28.38%      -35.82%       -4.92%      +104.97%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -28.38%      -13.74%       -1.00%      +  7.44%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -29.09%      -13.74%       -1.00%      +  7.44%
-------------------------------------------------------------------------------------------------------

CLASS I

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)               -27.56%      -33.82%       +0.08%      +123.51%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)           -27.56%      -12.86%       +0.02%      +  8.38%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average utility fund+                                   -26.17%      -12.55%       -0.55%      +  5.24%
-------------------------------------------------------------------------------------------------------
Standard & Poor's Utilities Index#                      -36.36%      -12.50%       -2.87%      +  2.99%
-------------------------------------------------------------------------------------------------------

(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

FIVE LARGEST STOCK INDUSTRIES

            Electric Power                36.2%
            Natural Gas Distribution      18.1%
            Telephone Services            17.8%
            Broadcast & Cable TV           6.5%
            Natural Gas Pipeline           6.4%

TOP 10 STOCK HOLDINGS

EQUITABLE RESOURCES, INC.  4.0%                    FIRSTENERGY CORP.  3.1%
Energy storage and transportation firm             Diversified energy services company

KEYSPAN CORP.  3.8%                                KINDER MORGAN, INC.  2.9%
Gas and electric distribution company              Energy storage and transportation company

KINDER MORGAN MANAGEMENT LLC  3.6%                 VIACOM, INC.  2.9%
Limited partner in Kinder Morgan Energy Partners   Diversified media and entertainment company

ENTERGY CORP.  3.5%                                BELLSOUTH CORP.  2.9%
Electric utility and nuclear power producer        Diversified telecommunications company

PPL CORP.  3.2%                                    ENERGY EAST CORP.  2.5%
Energy and utility holding company                 Northeastern U.S. public utility holding
                                                   company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Stocks - 75.7%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                          SHARES                  VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 56.6%
  Energy - 6.3%
    Energy East Corp.                                                        1,136,000         $   24,196,800
    Equitable Resources, Inc.                                                1,097,000             39,053,200
                                                                                               --------------
                                                                                               $   63,250,000
-------------------------------------------------------------------------------------------------------------
  Entertainment - 5.4%
    AOL Time Warner, Inc.*                                                   1,239,100         $   18,276,725
    Fox Entertainment Group, Inc.*                                             234,100              5,714,381
    Viacom, Inc., "B"*                                                         641,000             28,595,010
    Walt Disney Co.                                                            136,600              2,281,220
                                                                                               --------------
                                                                                               $   54,867,336
-------------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Travelers Property Casualty Corp. "B"*                                      89,700         $    1,212,744
-------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 3.5%
    Kinder Morgan Management LLC                                             1,177,455         $   35,005,737
-------------------------------------------------------------------------------------------------------------
  Oil Services - 2.1%
    El Paso Corp.                                                            2,163,029         $   16,763,475
    Enbridge Energy Management LLC*                                            115,400              4,177,480
                                                                                               --------------
                                                                                               $   20,940,955
-------------------------------------------------------------------------------------------------------------
  Oils - 1.1%
    Anadarko Petroleum Corp.                                                   217,600         $    9,691,904
    EOG Resources, Inc.                                                         48,500              1,795,955
                                                                                               --------------
                                                                                               $   11,487,859
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 5.4%
    AT&T Corp.                                                                 747,800         $    9,751,312
    BellSouth Corp.                                                          1,071,500             28,019,725
    CenturyTel, Inc.                                                            34,100                966,053
    Charter Communications, Inc.*                                              743,200                839,073
    SBC Communications, Inc.                                                   571,900             14,674,954
    Winstar Communications, Inc.*                                              677,700                  1,016
                                                                                               --------------
                                                                                               $   54,252,133
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.7%
    AT&T Wireless Services, Inc.*                                            2,528,153         $   17,368,411
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.2%
    EchoStar Communications Corp.*                                             576,590         $   11,756,670
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 18.0%
    Cinergy Corp.                                                               28,880         $      898,457
    Constellation Energy Group, Inc.                                           654,300             16,736,994
    Dominion Resources, Inc.                                                   200,500              9,624,000
    Edison International*                                                    1,370,100             13,769,505
    Entergy Corp.                                                              767,300             33,830,257
    Exelon Corp.                                                               127,600              6,431,040
    FirstEnergy Corp.                                                          925,000             30,016,250

U.S. Stocks - continued
  Utilities - Electric - continued
    FPL Group, Inc.                                                            113,400             $6,688,332
    Mirant Corp.*                                                            1,663,200              3,559,248
    PG&E Corp.*                                                                622,200              6,750,870
    Pinnacle West Capital Corp.                                                362,300             10,325,550
    PPL Corp.                                                                  906,400             31,370,504
    Sempra Energy                                                               22,400                495,936
    TXU Corp.                                                                  822,300             11,800,005
                                                                                               --------------
                                                                                               $  182,296,948
-------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 10.4%
    Atmos Energy Corp.                                                         239,699         $    5,273,378
    Energen Corp.                                                               85,800              2,393,820
    KeySpan Corp.                                                            1,020,700             37,286,171
    Kinder Morgan, Inc.                                                        785,916             28,772,385
    MDU Resources Group, Inc.                                                  736,900             18,179,323
    Questar Corp.                                                              519,100             13,392,780
                                                                                               --------------
                                                                                               $  105,297,857
-------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.4%
    Verizon Communications, Inc.                                               389,712         $   14,715,525
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $  572,452,175
-------------------------------------------------------------------------------------------------------------
Foreign Stocks - 19.1%
  Canada - 3.6%
    BCE, Inc. (Telecommunications)                                           1,141,600         $   19,806,760
    Encana Corp. (Utilities - Gas)                                             565,596             16,482,648
                                                                                               --------------
                                                                                               $   36,289,408
-------------------------------------------------------------------------------------------------------------
  France - 1.7%
    Vivendi Environnement (Utilities)                                          733,364         $   17,342,536
-------------------------------------------------------------------------------------------------------------
  Israel - 0.7%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*                  1,812,090         $    7,103,393
-------------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Snam Rete Gas S.p.A. (Gas)*                                              2,354,400         $    7,023,540
-------------------------------------------------------------------------------------------------------------
  Japan - 0.2%
    DDI Corp. (Telecommunications)                                                 713         $    2,091,079
-------------------------------------------------------------------------------------------------------------
  Mexico - 1.6%
    Telefonos de Mexico S.A., ADR (Telecommunications)                         533,900         $   16,283,950
-------------------------------------------------------------------------------------------------------------
  Netherlands - 1.9%
    Complete Europe N.V. (Telecommunications - Wireline)                        17,288         $       92,046
    Completel Europe N.V. "Preferred" (Telecommunications -
      Wireline)                                                                    171                108,743
    Koninklijke KPN N.V. (Telecommunications)*                               2,922,840             18,477,955
                                                                                               --------------
                                                                                               $   18,678,744
-------------------------------------------------------------------------------------------------------------
  South Korea - 1.8%
    KT Corp. (Telecommunications)                                              698,250         $   14,342,055
    SK Telecom Co., Ltd. (Telecommunications)                                   21,570              3,968,316
                                                                                               --------------
                                                                                               $   18,310,371
-------------------------------------------------------------------------------------------------------------
  Spain - 3.2%
    Endesa S.A., ADR (Utilities - Electric)                                    131,100         $    1,350,691
    Iberdrola S.A. (Utilities - Electric)                                    1,652,800             19,591,624
    Telefonica de Espana S.A., ADR (Telecommunications)                        150,500              4,251,625
    Telefonica, S.A. (Telecommunications)                                      751,700              7,113,428
                                                                                               --------------
                                                                                               $   32,307,368
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 3.7%
    BP Amoco PLC (Oils)*                                                     1,398,400         $    8,961,945
    National Grid Group PLC (Telecommunications)                             2,083,600             14,818,790
    Vodafone Group PLC (Telecommunications)*                                 8,491,146             13,637,511
                                                                                               --------------
                                                                                               $   37,418,246
-------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $  192,848,635
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $932,279,130)                                                   $  765,300,810
-------------------------------------------------------------------------------------------------------------

Bonds - 10.9%
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
U.S. Bonds - 10.2%
  Advertising & Broadcasting - 0.1%
    TCI Communications, Inc., 9.8s, 2012                                        $  664         $      723,760
-------------------------------------------------------------------------------------------------------------
  Aerospace - 0.2%
    Northrop Grumman Corp., 7.125s, 2011                                        $  519         $      578,069
    Northrop Grumman Corp., 7.75s, 2031                                            969              1,090,436
                                                                                               --------------
                                                                                               $    1,668,505
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.4%
    Credit Suisse First Boston USA, 6.5s, 2012                                  $1,562         $    1,626,495
    GS Escrow Corp., 7s, 2003                                                    2,494              2,560,822
                                                                                               --------------
                                                                                               $    4,187,317
-------------------------------------------------------------------------------------------------------------
  Building - 0.1%
    American Standard, Inc., 7.375s, 2008                                       $  730         $      759,200
-------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 1.2%
    Falcon Auto Dealership LLC, 3.087s, 2023##                                  $5,045         $      724,410
    PSE&G Transition Funding LLC, 5.74s, 2007                                    3,365              3,515,978
    PSE&G Transitions Funding LLC, 5.98s, 2008                                   1,470              1,602,859
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                         2,843              3,132,503
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                             3,431              3,559,244
                                                                                               --------------
                                                                                               $   12,534,994
-------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.4%
    Raytheon Co., 7.9s, 2003                                                    $3,610         $    3,657,320
-------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.3%
    Devon Financing Corp., ULC, 6.875s, 2011                                    $2,437         $    2,704,473
-------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.4%
    Amerada Hess Corp., 6.65s, 2011                                             $3,381         $    3,695,240
-------------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    Time Warner Entertainment Co. LP, 8.875s, 2012                              $2,050         $    2,251,562
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    Countrywide Home Loans, Inc., 6.85s, 2004                                   $  739         $      780,105
    Ford Motor Credit Co., 7.375s, 2009                                          2,763              2,500,510
    General Electric Capital Corp., 6s, 2012                                       638                677,731
                                                                                               --------------
                                                                                               $    3,958,346
-------------------------------------------------------------------------------------------------------------
  Financial Services
    Sprint Capital Corp., 6.875s, 2028                                          $  420         $      278,504
-------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    Weyerhaeuser Co., 7.375s, 2032                                              $2,589         $    2,615,157
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    HCA Healthcare Co., 7.125s, 2006                                            $1,854         $    1,948,547
-------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.4%
    Kinder Morgan Energy Partners, 6.75s, 2011                                  $4,283         $    4,531,735
-------------------------------------------------------------------------------------------------------------
  Oils
    Valero Energy Corp., 7.5s, 2032                                             $  380         $      340,984
-------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.3%
    WMX Technologies, Inc., 6.375s, 2003                                        $2,960         $    2,974,081
-------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    Tricon Global Restaurants, Inc., 8.875s, 2011                               $2,915         $    3,162,775
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.3%
    Citizens Communications Co., 8.5s, 2006                                     $2,409         $    2,433,090
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                           296                295,231
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                            687                648,937
                                                                                               --------------
                                                                                               $    3,377,258
-------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 1.0%
    Federal National Mortgage Assn., 6s, 2016 - 2016                            $5,599         $    5,834,798
    Government National Mortgage Assn., 7s, 2027 - 2031                          4,307              4,524,593
                                                                                               --------------
                                                                                               $   10,359,391
-------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 0.8%
    U.S. Treasury Bonds, 5.375s, 2031                                           $2,228         $    2,351,672
    U.S. Treasury Bonds, 6.25s, 2030                                               328                380,979
    U.S. Treasury Notes, 4.375s, 2012                                            5,076              5,269,523
                                                                                               --------------
                                                                                               $    8,002,174
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.9%
    Beaver Valley Funding Corp. II, 9s, 2017                                    $   83         $       88,797
    DTE Energy Co., 6.45s, 2006                                                  7,419              7,920,673
    FirstEnergy Corp., 5.5s, 2006                                                  920                888,370
    Midamerican Energy Holdings Co., 5.875s, 2012                                2,416              2,374,481
    Midamerican Funding LLC, 6.927s, 2029                                        1,230              1,180,651
    Niagara Mohawk Power Corp., 8.77s, 2018                                      1,433              1,501,626
    NiSource Finance Corp., 7.625s, 2005                                         1,579              1,552,002
    Northwestern Corp., 7.875s, 2007##                                             747                554,485
    NSTAR Co., 8s, 2010                                                          2,443              2,841,063
    Progress Energy, Inc., 6.75s, 2006                                           5,192              5,333,326
    Progress Energy, Inc., 7.1s, 2011                                            1,758              1,801,845
    PSE&G Power LLC, 7.75s, 2011                                                 1,956              1,760,400
    PSE&G Power LLC, 8.625s, 2031                                                1,210              1,016,400
                                                                                               --------------
                                                                                               $   28,814,119
-------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    Verizon Global Funding Corp., 7.375s, 2012                                  $  790         $      869,522
-------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $  103,414,964
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.7%
  Canada - 0.3%
    Abitibi Consolidated, Inc. (Forest & Paper Products),
      8.85s, 2030                                                               $3,001         $    2,865,277
-------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.1%
    DBS Capital Funding Corp. (Banks & Credit Cos.),
      7.657s, 2049##                                                            $1,024         $    1,106,258
-------------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 11.5s, 2026                                          $  872         $    1,121,828
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    British Sky Broadcasting Group (Advertising & Broadcasting),
      7.3s, 2006                                                                $2,034         $    2,054,340
    TXU Eastern Funding Co. (Utilities - Electric), 6.75s, 2009                    793                146,705
                                                                                               --------------
                                                                                                   $2,201,045
-------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $    7,294,408
-------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $108,105,715)                                                    $  110,709,372
-------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 8.4%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                          SHARES                  VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 8.4%
  Conglomerates - 0.7%
    FPL Group, Inc., 8.0s                                                      141,700         $    7,538,440
-------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 1.7%
    PPL Capital Funding Trust I, 7.75s                                         890,000         $   16,785,400
-------------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Travelers Property Casualty Corp.                                           54,900         $    1,166,625
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.4%
    ALLTEL Corp.                                                                90,600         $    4,520,940
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    AES Trust III, 6.75s                                                       385,300         $    3,282,756
    AES Trust VII, 6.0s                                                        200,800              1,305,200
    Cinergy Corp., 9.5s                                                        287,700             15,193,437
    Sempra Energy, 8.5s                                                        683,300             15,476,745
    TXU Corp., 8.75s                                                           476,630             11,796,592
                                                                                               --------------
                                                                                               $   47,054,730
-------------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Keyspan Corp., 8.75s                                                       149,570         $    7,843,451
-------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $111,001,073)                              $   84,909,586
-------------------------------------------------------------------------------------------------------------
Convertible Bonds - 2.0%
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
U.S. Bonds - 2.0%
  Media - Cable - 0.2%
    Charter Communications, Inc., 4.75s, 2006                               $   10,120         $    1,897,500
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.8%
    EchoStar Communications Corp., 4.875s, 2007                             $   22,130         $   17,925,300
-------------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $33,431,428)                                          $   19,822,800
-------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.4%
-------------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 11/01/02                           $   10,525         $   10,525,000
    Falcon Asset Securitization, due 11/22/02                                    2,000              1,997,923
    General Electric Capital Corp., due 11/01/02                                 7,626              7,626,000
    General Motors Acceptance Corp., due 12/05/02                                9,900              9,880,459
    New Center Asset Trust, due 11/01/02                                         4,364              4,364,000
-------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                $   34,393,382
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.3%
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
ISSUER                                                                   (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 10/31/02, due 11/01/02, total to be
      received $2,672,139 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                               $    2,672         $    2,672,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,221,882,728)                                            $1,017,807,950
Other Assets, Less Liabilities - (0.7)%                                                            (7,568,338)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $1,010,239,612
-------------------------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.
 ^ 4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------
OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,221,882,728)                              $1,017,807,950
  Investments of cash collateral for securities loaned,
    at identified cost and value                                                           52,894,680
  Cash                                                                                        309,740
  Receivable for investments sold                                                          16,554,623
  Receivable for fund shares sold                                                             995,844
  Interest and dividends receivable                                                         3,971,360
  Other assets                                                                                  5,799
                                                                                       --------------
      Total assets                                                                     $1,092,539,996
                                                                                       --------------
Liabilities:
  Distributions payable                                                                    $2,936,653
  Payable for investments purchased                                                        22,769,191
  Payable for fund shares reacquired                                                        3,256,370
  Collateral for securities loaned, at value                                               52,894,680
  Payable to affiliates -
    Management fee                                                                             15,264
    Shareholder servicing agent fee                                                             2,766
    Distribution and service fee                                                               19,664
  Accrued expenses and other liabilities                                                      405,796
                                                                                       --------------
      Total liabilities                                                                $   82,300,384
                                                                                       --------------
Net assets                                                                             $1,010,239,612
                                                                                       ==============
Net assets consist of:
  Paid-in capital                                                                      $2,239,095,094
  Unrealized depreciation on investments and translation of assets
    and liabilities in foreign currencies                                                (204,069,619)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                              (1,027,060,779)
  Accumulated undistributed net investment income                                           2,274,916
                                                                                       --------------
      Total                                                                            $1,010,239,612
                                                                                       ==============
Shares of beneficial interest outstanding                                               165,164,492
                                                                                        ===========
Class A shares:
  Net asset value per share
    (net assets of $382,712,054 / 62,441,168 shares of beneficial interest
     outstanding)                                                                         $6.13
                                                                                          =====
  Offering price per share (100 / 95.25 of net asset value per share)                     $6.44
                                                                                          =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $481,360,741 / 78,815,463 shares of beneficial interest
     outstanding)                                                                         $6.11
                                                                                          =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $144,861,031 / 23,695,133 shares of beneficial interest
     outstanding)                                                                         $6.11
                                                                                          =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,305,786 / 212,728 shares of beneficial interest outstanding)        $6.14
                                                                                          =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class
B, and Class C shares.

See notes to financial statements.

STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                          $  33,738,653
    Interest                                                                              16,196,229
    Foreign taxes withheld                                                                  (553,367)
                                                                                       -------------
      Total investment income                                                          $  49,381,515
                                                                                       -------------
Expenses -
  Management fee                                                                       $   9,031,889
  Trustees' compensation                                                                     104,667
  Shareholder servicing agent fee                                                          1,539,676
  Distribution and service fee (Class A)                                                   1,411,368
  Distribution and service fee (Class B)                                                   7,374,729
  Distribution and service fee (Class C)                                                   2,357,652
  Administrative fee                                                                         155,795
  Custodian fee                                                                              572,852
  Printing                                                                                   180,208
  Postage                                                                                    213,099
  Auditing fees                                                                               30,974
  Legal fees                                                                                  31,735
  Miscellaneous                                                                            2,030,872
                                                                                       -------------
  Total expenses                                                                       $  25,035,516
  Fees paid indirectly                                                                      (142,805)
  Reduction of expenses by investment adviser                                               (563,673)
                                                                                       -------------
  Net expenses                                                                         $  24,329,038
                                                                                       -------------
  Net investment income                                                                $  25,052,477
                                                                                       -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                            $(653,599,418)
    Foreign currency transactions                                                             53,418
                                                                                       -------------
      Net realized loss on investments and foreign currency transactions               $(653,546,000)
                                                                                       -------------
  Change in unrealized appreciation -
    Investments                                                                        $ 120,105,924
    Translation of assets and liabilities in foreign currencies                                5,602
                                                                                       -------------
      Net unrealized gain on investments and foreign currency translation              $ 120,111,526
                                                                                       -------------
        Net realized and unrealized loss on investments and foreign currency           $(533,434,474)
                                                                                       -------------
          Decrease in net assets from operations                                       $(508,381,997)
                                                                                       =============
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                                              2002                       2001
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                  $    25,052,477             $   37,298,139
  Net realized loss on investments and foreign currency transactions                        (653,546,000)              (366,143,448)
  Net unrealized gain (loss) on investments and foreign currency translation                 120,111,526               (490,774,588)
                                                                                         ---------------             --------------
    Decrease in net assets from operations                                               $  (508,381,997)            $ (819,619,897)
                                                                                         ---------------             --------------
Distributions declared to shareholders -
  From net investment income (Class A)                                                   $   (12,210,698)            $  (21,238,313)
  From net investment income (Class B)                                                       (10,444,740)               (20,356,474)
  From net investment income (Class C)                                                        (3,326,331)                (6,907,391)
  From net investment income (Class I)                                                           (45,752)                   (99,234)
  From net realized gain on investments and foreign currency transactions (Class A)              --                     (81,036,183)
  From net realized gain on investments and foreign currency transactions (Class B)              --                    (115,132,891)
  From net realized gain on investments and foreign currency transactions (Class C)              --                     (38,993,900)
  From net realized gain on investments and foreign currency transactions (Class I)              --                        (372,333)
  In excess of net realized gain on investments and foreign currency transactions
   (Class A)                                                                                     --                      (1,938,181)
  In excess of net realized gain on investments and foreign currency transactions
   (Class B)                                                                                     --                      (2,753,688)
  In excess of net realized gain on investments and foreign currency transactions
   (Class C)                                                                                     --                        (932,636)
  In excess of net realized gain on investments and foreign currency transactions
   (Class I)                                                                                     --                          (8,905)
                                                                                         ---------------             --------------
      Total distributions declared to shareholders                                       $   (26,027,521)            $ (289,770,129)
                                                                                         ---------------             --------------
Net increase (decrease) in net assets from fund share transactions                       $  (504,257,523)              $540,915,169
                                                                                         ---------------             --------------
      Total decrease in net assets                                                       $(1,038,667,041)            $ (568,474,857)
Net assets:
  At beginning of year                                                                     2,048,906,653              2,617,381,510
                                                                                         ---------------             --------------
  At end of year (including accumulated undistributed net investment income of
    $2,274,916 and $2,871,226, respectively)                                             $ 1,010,239,612             $2,048,906,653
                                                                                         ===============             ==============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   2002             2001            2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                    $ 8.68           $13.66          $12.23          $10.76          $10.39
                                                       ------           ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)                             $ 0.16           $ 0.21          $ 0.55          $ 0.21          $ 0.27
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    (2.55)           (3.70)           2.40            2.13            1.78
                                                       ------           ------          ------          ------          ------
      Total from investment operations                 $(2.39)          $(3.49)         $ 2.95          $ 2.34          $ 2.05
                                                       ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.16)          $(0.27)         $(0.42)         $(0.25)         $(0.27)
  From net realized gain on investments and
    foreign currency transactions                        --              (1.19)          (1.10)          (0.61)          (1.39)
  In excess of net investment income                     --               --              --             (0.01)          (0.02)
  In excess of net realized gain on investments
    and foreign currency transactions                    --              (0.03)           --              --              --
                                                       ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                   $(0.16)          $(1.49)         $(1.52)         $(0.87)         $(1.68)
                                                       ------           ------          ------          ------          ------
Net asset value - end of year                          $ 6.13           $ 8.68          $13.66          $12.23          $10.76
                                                       ======           ======          ======          ======          ======
Total return(+)                                        (27.78)%         (27.72)%         25.88%          23.05%          22.13%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.11%            1.03%           0.98%           1.05%           1.05%
  Net investment income(S)(S)                            2.10%            1.95%           4.11%           1.88%           2.60%
Portfolio turnover                                         80%             110%            113%            137%            124%
Net assets at end of year (000 Omitted)              $382,712         $733,848        $899,682        $447,121        $324,098

   (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                          $ 0.15           $ 0.21          $ 0.53          $ 0.20          $ 0.26
        Ratios (to average net assets):
          Expenses##                                     1.15%            1.06%           1.16%           1.10%           1.15%
          Net investment income                          2.06%            1.92%           3.93%           1.83%           2.50%
(S)(S)As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
      Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31,
      2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     +Annualized.
    ++Not annualized.
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL HIGHLIGHTS - CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   2002             2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                    $ 8.65           $13.62          $12.19          $10.73          $10.36
                                                       ------           ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)                             $ 0.10           $ 0.13          $ 0.45          $ 0.12          $ 0.19
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    (2.53)           (3.69)           2.40            2.12            1.79
                                                       ------           ------          ------          ------          ------
      Total from investment operations                 $(2.43)          $(3.56)         $ 2.85          $ 2.24          $ 1.98
                                                       ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.11)          $(0.19)         $(0.32)         $(0.16)         $(0.20)
  From net realized gain on investments and
    foreign currency transactions                        --              (1.19)          (1.10)          (0.61)          (1.39)
  In excess of net investment income                     --               --              --             (0.01)          (0.02)
  In excess of net realized gain on investments
    and foreign currency transactions                    --              (0.03)           --              --              --
                                                       ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                   $(0.11)          $(1.41)         $(1.42)         $(0.78)         $(1.61)
                                                       ------           ------          ------          ------          ------
Net asset value - end of year                          $ 6.11           $ 8.65          $13.62          $12.19          $10.73
                                                       ======           ======          ======          ======          ======
Total return                                           (28.30)%         (28.28)%         25.04%          22.11%          21.27%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.86%            1.78%           1.73%           1.80%           1.80%
  Net investment income(S)(S)                            1.35%            1.20%           3.40%           1.08%           1.85%
Portfolio turnover                                         80%             110%            113%            137%            124%
Net assets at end of year (000 Omitted)
                                                     $481,361         $984,740      $1,279,547        $691,115        $361,439

   (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                          $ 0.10           $ 0.13          $ 0.43          $ 0.11          $ 0.18
        Ratios (to average net assets):
          Expenses##                                     1.90%            1.81%           1.91%           1.85%           1.90%
          Net investment income                          1.31%            1.17%           3.22%           1.03%           1.75%
(S)(S)As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
      Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31,
      2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     +Annualized.
    ++Not annualized.
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL HIGHLIGHTS - CONTINUED
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   2002             2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                    $ 8.66           $13.63          $12.21          $10.75          $10.37
                                                       ------           ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)                             $ 0.10           $ 0.13          $ 0.44          $ 0.12          $ 0.19
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    (2.54)           (3.69)           2.40            2.12            1.80
                                                       ------           ------          ------          ------          ------
      Total from investment operations                 $(2.44)          $(3.56)         $ 2.84          $ 2.24          $ 1.99
                                                       ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.11)          $(0.19)         $(0.32)         $(0.16)         $(0.20)
  From net realized gain on investments and
    foreign currency transactions                        --              (1.19)          (1.10)          (0.61)          (1.39)
  In excess of net investment income                     --               --              --             (0.01)          (0.02)
  In excess of net realized gain on investments
    and foreign currency transactions                    --              (0.03)           --              --              --
                                                       ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                   $(0.11)          $(1.41)         $(1.42)         $(0.78)         $(1.61)
                                                       ------           ------          ------          ------          ------
Net asset value - end of year                          $ 6.11           $ 8.66          $13.63          $12.21          $10.75
                                                       ======           ======          ======          ======          ======
Total return                                           (28.38)%         (28.26)%         24.91%          22.18%          21.25%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.86%            1.78%           1.73%           1.81%           1.80%
  Net investment income(S)(S)                            1.35%            1.20%           3.35%           1.08%           1.85%
Portfolio turnover                                         80%             110%            113%            137%            124%
Net assets at end of year (000 Omitted)              $144,861         $327,715        $433,998        $211,924         $95,856

   (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                          $ 0.10           $ 0.13          $ 0.42          $ 0.11          $ 0.18
        Ratios (to average net assets):
          Expenses##                                     1.90%            1.81%           1.91%           1.86%           1.90%
          Net investment income                          1.31%            1.17%           3.17%           1.03%           1.75%
(S)(S)As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
      Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31,
      2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     +Annualized.
    ++Not annualized.
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL HIGHLIGHTS - CONTINUED
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   2002             2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                    $ 8.69           $13.68          $12.25          $10.78          $10.39
                                                       ------           ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)                             $ 0.18           $ 0.24          $ 0.57          $ 0.24          $ 0.30
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    (2.55)           (3.71)           2.41            2.13            1.80
                                                       ------           ------          ------          ------          ------
      Total from investment operations                 $(2.37)          $(3.47)         $ 2.98          $ 2.37          $ 2.10
                                                       ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.18)          $(0.30)         $(0.45)         $(0.28)         $(0.29)
  From net realized gain on investments and
    foreign currency transactions                        --              (1.19)          (1.10)          (0.61)          (1.39)
  In excess of net investment income                     --               --              --             (0.01)          (0.03)
  In excess of net realized gain on investments
    and foreign currency transactions                    --              (0.03)           --              --              --
                                                       ------           ------          ------          ------          ------
      Total distributions declared to
        shareholders                                   $(0.18)          $(1.52)         $(1.55)         $(0.90)         $(1.71)
                                                       ------           ------          ------          ------          ------
Net asset value - end of year                          $ 6.14           $ 8.69          $13.68          $12.25          $10.78
                                                       ======           ======          ======          ======          ======
Total return                                           (27.56)%         (27.58)%         26.14%          23.44%          22.52%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             0.86%            0.78%           0.73%           0.80%           0.80%
  Net investment income(S)(S)                            2.33%            2.19%           4.38%           2.14%           2.84%
Portfolio turnover                                         80%             110%            113%            137%            124%
Net assets at end of year (000 Omitted)                $1,306           $2,604          $4,155          $1,437          $1,145

   (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                          $ 0.17           $ 0.24          $ 0.55          $ 0.23          $ 0.29
        Ratios (to average net assets):
          Expenses##                                     0.90%            0.81%           0.91%           0.85%           0.90%
          Net investment income                          2.29%            2.17%           4.20%           2.09%           2.74%
(S)(S)As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
      Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31,
      2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     +Annualized.
    ++Not annualized.
     #Per share data are based on average shares outstanding.
    ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2002, the value of securities loaned was $49,997,616. These loans were collateralized by cash of $52,894,680 which was invested in the following short-term obligations:
                                                      SHARES/   IDENTIFIED COST
                                             PRINCIPAL AMOUNT         AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       51,059,575       $51,059,575
UBS Warburg LLC 1.96%, due 11/01/02                 1,835,105         1,835,105
                                                                    -----------
Total investments of cash collateral for
  securities loaned                                                 $52,894,680
                                                                    ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $56,450 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $86,355 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                           OCTOBER 31, 2002   OCTOBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $26,027,521       $214,388,480
    Long-term capital gain                           --             75,381,649
                                                -----------       ------------
Total distributions declared                    $26,027,521       $289,770,129
                                                ===========       ============

During the year ended October 31, 2002, accumulated undistributed net investment income increased by $378,734, accumulated net realized loss on investments and foreign currency transactions increased by $687,907, and paid-in capital increased by $309,173 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                 $     2,958,428
Undistributed long-term capital gain--
Capital loss carryforward                      (1,012,246,704)
Unrealized loss                                  (218,883,694)
Other temporary differences                          (683,512)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                         CARRYOVER
            -------------------------------------------------
            October 31, 2009                   $  338,848,523
            October 31, 2010                      673,398,181
                                               --------------
              Total                            $1,012,246,704
                                               ==============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. Effective January 1, 2002 the management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. Prior to January 1, 2002, the management fee was computed daily and paid monthly at an annual rate of 0.375% of the fund's average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is show as a reduction of total expenses in the Statement of Operations. This voluntary waiver will expire on October 31, 2002. Management fees incurred for the year ended October 31, 2002 were 0.59% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the

Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net increase of $1,069 as a result of the change in the fund's pension liability under this plan and a pension expense of $2,272 for inactive trustees for the year ended October 31, 2002. Also included in Trustee's compensation is a one time settlement expense of $3,442 and a one time transition expense of $12,399.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                 0.0175%
            Next $2.5 billion                0.0130%
            Next $2.5 billion                0.0005%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $131,716 for the year ended October 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                       CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Distribution Fee                        0.10%            0.75%            0.75%
Service Fee                             0.25%            0.25%            0.25%
                                        -----            -----            -----
Total Distribution Plan                 0.35%            1.00%            1.00%
                                        =====            =====            =====

Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended October 31, 2002, amounted to:

                                       CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Service Fee Retained by MFD            $39,599          $40,050          $45,361

Fees incurred under the distribution plan during the year ended October 31, 2002, were as follows:
                                       CLASS A       CLASS 529A          CLASS B
--------------------------------------------------------------------------------
Total Distribution Plan                  0.35%            1.00%            1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2002, were as follows:

                                             CLASS A       CLASS B     CLASS C
--------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed    $12,997    $2,581,988     $71,364

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                   $  128,737,981    $  273,773,995
                                             --------------    --------------
Investments (non-U.S. government
  securities)                                $1,061,431,344    $1,303,734,559
                                             --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                     $1,236,696,610
                                   --------------
Gross unrealized depreciation      $ (262,050,946)
Gross unrealized appreciation          43,162,286
                                   --------------
  Net unrealized depreciation      $ (218,888,660)
                                   ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

CLASS A SHARES

                                           YEAR ENDED OCTOBER 31, 2002        YEAR ENDED OCTOBER 31, 2001
                                      --------------------------------    -------------------------------
                                             SHARES             AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              18,791,841      $ 138,587,955       36,736,365      $409,685,066
Shares issued to shareholders in
  reinvestment of distributions           1,198,951          8,963,731        7,736,092        85,821,256
Shares reacquired                       (42,124,512)      (302,327,009)     (25,768,269)     (273,663,532)
                                        -----------      -------------      -----------      ------------
    Net increase (decrease)             (22,133,720)     $(154,775,323)      18,704,188      $221,842,790
                                        ===========      =============      ===========      ============
CLASS B SHARES
                                           YEAR ENDED OCTOBER 31, 2002        YEAR ENDED OCTOBER 31, 2001
                                      --------------------------------    -------------------------------
                                             SHARES             AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               7,540,841      $  58,339,831       33,771,951      $380,609,386
Shares issued to shareholders in
  reinvestment of distributions             986,495          7,355,083       10,037,548       111,392,727
Shares reacquired                       (43,600,043)      (313,190,167)     (23,887,129)     (249,138,049)
                                        -----------      -------------      -----------      ------------
    Net increase (decrease)             (35,072,707)     $(247,495,253)      19,922,370      $242,864,064
                                        ===========      =============      ===========      ============
CLASS C SHARES
                                           YEAR ENDED OCTOBER 31, 2002        YEAR ENDED OCTOBER 31, 2001
                                      --------------------------------    -------------------------------
                                             SHARES             AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               3,594,427      $  27,925,616       13,409,263      $151,944,810
Shares issued to shareholders in
  reinvestment of distributions             277,527          2,082,748        3,062,206        34,018,071
Shares reacquired                       (18,040,479)      (131,327,020)     (10,453,716)     (109,811,393)
                                        -----------      -------------      -----------      ------------
    Net increase (decrease)             (14,168,525)     $(101,318,656)       6,017,753      $ 76,151,488
                                        ===========      =============      ===========      ============
CLASS I SHARES
                                           YEAR ENDED OCTOBER 31, 2002        YEAR ENDED OCTOBER 31, 2001
                                      --------------------------------    -------------------------------
                                             SHARES             AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                  36,860      $     276,610          159,799      $  1,810,360
Shares issued to shareholders in
  reinvestment of distributions               4,633             34,743           26,366           292,490
Shares reacquired                          (128,419)          (979,644)        (190,216)       (2,046,023)
                                        -----------      -------------      -----------      ------------
    Net increase (decrease)                 (86,926)     $    (668,291)          (4,051)     $     56,827
                                        ===========      =============      ===========      ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $12,208 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Change in Accounting Principle
As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $479,926 reduction in cost of securities and a corresponding $479,926 decrease in net unrealized depreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $549,247, decrease net unrealized depreciation by $488,797, and decrease net realized losses by $60,450. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the Fund), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Utilities Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young

    Boston, Massachusetts
    December 6, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

FOR THE YEAR ENDED OCTOBER 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 96.45%.

THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
--------------------------------------------------------------------------------

MFS(R) UTILITIES FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Maura Shaughnessy+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
The Chase Manhattan Bank                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Ernst & Young LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+ MFS Investment Management

MFS(R) UTILITIES FUND                                        -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                              MUF-2  12/02  169M